Exhibit 10.3

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”) is dated as of August 13, 2021, and is between NewAge, Inc., a Delaware corporation (the “Company”), each of the Subsidiary Guarantors identified on the signature pages hereto (the “Subsidiary Guarantors”), each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), and JGB Collateral, LLC, a Delaware limited liability company, in its capacity as agent for the Purchasers (“Agent”). The Company, the Subsidiary Guarantors, the Purchasers and the Agent, are hereinafter sometimes collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS, the Company, the Subsidiary Guarantors and the Purchasers are party to that certain Securities Purchase Agreement dated November 30, 2020 (the “SPA” and capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the SPA);

WHEREAS, subject to the satisfaction of the conditions precedent set forth herein, the Purchasers and Agent shall waive the Company’s compliance with certain obligations set forth in the SPA; and

WHEREAS, subject to the satisfaction of the conditions precedent set forth herein, the Company, the Subsidiary Guarantors, and the Purchasers desire to amend certain terms of the Notes.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Subsidiary Guarantors, the Purchasers, and solely for the purposes of Section 3, the Agent, agree as follows:

1. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Purchasers and Agent grant a one-time waiver of the provisions of Section 3.1(nn) and Section 4.6 of the SPA solely to permit the Company to make a $5,000,000 cash payment to the Members under the Merger Agreement on or around the date hereof. The Company agrees that other than the foregoing cash payment of $5,000,000 it shall not make any other payment under the Merger Agreement in cash and any remaining payment obligations under the Merger Agreement shall be made solely in shares of Common Stock.

2. Amendment to Notes. In consideration of the waivers set forth in Section 1 above, the Company hereby agrees that Notes are hereby amended by replacing the reference to “$8,000,000” set forth in Section 4(c) of the Notes with “$12,000,000”.

3. Conditions Precedent. This Agreement and the agreements of the Parties hereunder are subject to the satisfaction of the following conditions precedent:

(a) Each Party shall have delivered an executed counterpart of its signature page to this Agreement to each other Party; and

(b) The Company’s representations and warranties set forth in Section 4 below shall be true and correct in all respects.

4. Representations and Warranties. The Company and the Subsidiary Guarantors represent, warrant and agree that (1) no Event of Default under the Notes has occurred and is continuing, (2) except as set forth in the Company’s publicly available reports filed with the Commission through the date hereof, all of the representations and warranties set forth in Section 3.1 remain true and correct, (3) the Purchasers have complied with their obligations under the Transaction Documents and have acted in a commercially reasonable manner, and (4) all of the Company’s and the Subsidiary Guarantors’ obligations under the Transaction Documents, whether monetary or otherwise, are valid and binding obligations not subject to any defenses, set off or counterclaims of any nature.

5. Post-Closing Obligations. The Company acknowledges that it has not fulfilled all of its obligations under Section 2.4 of the Purchase Agreement. The Company shall continue to use its best efforts to meet the requirements of Section 2.4 of the Purchase Agreement and neither any prior delays in fulfilling such conditions nor Purchasers’ entry into the transactions contemplated hereby shall not be deemed a waiver of any such conditions.

6. Miscellaneous.

(a) This Agreement is a Transaction Document.

(b) Except as expressly set forth herein, the Transactions Documents remain unmodified and in full force and effect. Nothing herein shall be deemed a continuing waiver of any provision of the Transaction Document.

(c) SECTIONS 6.6 (HEADINGS), 6.9 (GOVERNING LAW), 6.11 (EXECUTION), 6.15 (REMEDIES), 6.19 (CONSTRUCTION) AND 6.21 (WAIVER OF JURY TRIAL) OF THE SPA ARE HEREBY INCORPORATED INTO THIS AGREEMENT, MUTATIS MUTANDIS, AS A PART HEREOF FOR ALL PURPOSES.

(d) The Company shall file a Form 8-K with Commission publicly disclosing the material terms of this Agreement within the time period required under Exchange Act and the requirements of Form 8-K.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized.

COMPANY:

NEWAGE, INC.

By:	/s/ Kevin Manion
Name:	Kevin Manion
Title:	Chief Financial Officer

Signature Page to Amendment to Agreement

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SUBSIDIARY GUARANTORS:

Ariel Merger Sub 2, LLC

Morinda Magyarorszag KFT (Hungary) Morinda Hong Kong Limited

Morinda Sweden AB

Morinda Norway AS

Morinda International (Australia) PTY Ltd.

Morinda Singapore PTE. Ltd.

Morinda Korea, Inc.

By:	/s/ Brent D. Willis
Name:	Brent D. Willis

As Manager of Ariel Merger Sub 2, LLC (now known as Ariix LLC)

As Managing Director of Morinda Magyarorszag KFT (Hungary)

As Authorized Signatory of Morinda Hong Kong Limited

As Director of Morinda Sweden AB and Morinda Norway AS

As Director of Morinda International (Australia) PTY Ltd. and Morinda Singapore PTE. Ltd.

As President of Morinda Korea, Inc.

Signature Page to Amendment Agreement

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NABC, Inc.

NABC Properties, LLC

Morinda Holdings, Inc.

Morinda JAPAN GK

PT Tahitian Noni International, Indonesia PT Morinda Independent

Morinda Deutschland GMBH

By:	/s/ Carl A. Aure
Name:	Carl A. Aure

As Authorized Signatory of NABC, Inc.; PT Tahitian Noni International, Indonesia; PT

Morinda Independent; Morinda Deutschland GMBH,

As Chief Accounting Officer of the sole member of NABC Properties, LLC

As Senior Vice President of Morinda Holdings, Inc.

As Executive Manager of Morinda JAPAN GK

Signature Page to Amendment Agreement

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Tropical Resources, Inc.

Morinda Inc.

Morinda USA, Inc.

Morinda Access, Inc.

Morinda Worldwide, Inc

Morinda International Holding Co, Inc.

Morinda International Asia, Inc.

By:	/s/ Carl A. Aure
Name:	Carl A. Aure
Title:	Sr. VP, Finance & Taxation

Morinda Worldwide Mexico SRL

By:	/s/ Carl A. Aure
Name:	Carl A. Aure
Title:	Supervisory Officer

Morinda International Tahiti

Morinda Vietnam

By:	/s/ Carl A. Aure
Name:	Carl A. Aure
Title:	Legal Representative

Signature Page to Amendment Agreement

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Tahitian Noni Beverages (China) Ltd.

By:	/s/ Brent D. Willis
Name:	Brent D. Willis
Title:	Authorized Signatory

Morinda Worldwide Peru S.R.L.

By:	/s/ Carl A. Aure
Name:	Carl A. Aure, Authorized Signatory
Title:	Sr. VP, Finance & Taxation of sole shareholders

Signature Page to Amendment Agreement

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PURCHASERS:

JGB Capital LP

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

Signature Page to Amendment Agreement

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JGB Partners LP

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

Signature Page to Amendment Agreement

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JGB Capital Offshore Ltd.

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

Signature Page to Amendment Agreement

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JGB Plymouth Rock LLC

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

Signature Page to Amendment Agreement

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AGENT:

JGB COLLATERAL, LLC

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

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